EXHIBIT 3

PCT PATENT APPLICATION PUBLICATION

This exhibit consists of the attached PDF document identified below.

Description: International Publication No. WO 2026/076234 A1; International Application No. PCT/US2025/049220

Document title: Methods for Endogenous Decentralized Monetary Systems

Associated PDF attachment: Exhibit3_PCTPatentApp.pdf

The complete document is provided in the accompanying PDF attachment submitted with this exhibit. This HTML file is submitted as the official EDGAR document for association with the PDF attachment.